<On COUNTRY Letterhead>


August 29, 2024


Thank you for being a part of the COUNTRY Financial family. We're pleased to provide you with the semi-annual reports for the investment options you have selected under your COUNTRY Investors Life Assurance Company Variable Universal Life Insurance Policy or Variable Annuity. A separate semi-annual report has been provided for each investment option.

These reports provide updated information about portfolio investment holdings and performance information. The performance information included does not reflect product charges. If those charges were included, performance would be lower. Each report also includes a website address where you can obtain additional information about the investment option, including its financial statements. As always, remember past performance cannot predict or guarantee future returns.

We hope you find the enclosed information helpful. If you have any questions, please reach out to your COUNTRY Financial representative.

Congratulations on staying committed to your financial future!


Sincerely,



Your COUNTRY Financial team













LCI